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                                                                 Exhibit 10-Q(v)

                            FIFTH AMENDMENT TO THE
                            PROFIT SHARING PLAN OF
                 PRIORITY HEALTHCARE CORPORATION AND AFFILIATES

WHEREAS, Priority Healthcare Corporation (the "Company") sponsors the Profit Sharing Plan of Priority Healthcare Corporation and Affiliates (the "Plan"), originally effective as of January 1, 1999 as stated in the PRISM
Non-Standardized Prototype Retirement Plan as provided by the Trustee; and

WHEREAS, the Company acquired several new divisions operating on January 20, 2001, under the name FRECO, Inc., Lynnfield Compounding Center, Inc., and Lynnfield Drug Company, Inc. d/b/a Freedom Drug, and desires to give those employees acquired in the transaction prior service credit for eligibility and vesting for Plan purposes; and

WHEREAS, the Company has also acquired and absorbed the employees of Physicians Formulary and desires to give such employees past service credit for eligibility and vesting under the Plan; and

WHEREAS, the Company desires to amend the Plan, effective as of January 20, 2001.

NOW THEREFORE,

BE IT RESOLVED, that the Company, effective January 20, 2001, amends the provisions of Item B.4.j.(v) of the Adoption Agreement to provide as follows:

B. Basic Plan Provisions:
   ...

   4. Definitions:
   ...

      j. Year of Service shall mean:
      ...
      v  X  For eligibility purposes, Years of Service with the following
        --- Predecessor Employers shall count in fulfilling the eligibilty requirements for this Plan:

            Bindley Western Industries, Inc., and subsidiaries, but only for service as of the Effective Date, and only for employees employed by Priority Healthcare Corporation (or its affiliates) as of the Effective Date, Pharmacy Plus, Inc., Supplies Unlimited, and active Employees of FRECO, Inc., Lynnfield Compounding Center, Inc., Lynnfield Drug, Inc. d/b/a Freedom Drug and Physicians Formulary employed on January 20, 2001.

      vi X  For vesting purposes, Years of Service with the following
        --- Predecessor Employers shall count for purposes of determining the nonforfeitable


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           amount of a Participant's account:

           Bindley Western Industries, Inc., and subsidiaries, but only for service as of the Effective Date, and only for employees employed by Priority Healthcare Corporation (or its affiliates) as of the Effective Date, Pharmacy Plus, Inc., Supplies Unlimited, and active Employees of FRECO, Inc., Lynnfield Compounding Center, Inc., Lynnfield Drug, Inc. d/b/a Freedom Drug and Physicians Formulary employed on January 20, 2001.


AND BE IT FURTHER RESOLVED, that except as amended herein, all other provisions of the Profit Sharing Plan of Priority Healthcare Corporation and Affiliates shall remain effective as set forth in the Adoption Agreement.

Plan Sponsor: Priority Healthcare Corporation


By: /s/ Barbara J. Luttrell                              Dated  5-23-01
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Trustee: KeyBank National Association


By: /s/ George M. Newsham                                Dated: 5/29/01
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